UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007

The Majestic Star Casino, LLC
The Majestic Star Casino Capital Corp.
Majestic Star Casino Capital Corp. II
(Exact name of Registrant as Specified in its Charter)

Indiana Indiana Indiana (State or Other Jurisdiction of Incorporation)	333-06489 (Commission File Number)	43-1664986 35-2100872 20-3879309 (IRS Employer Identification No.)
301 Fremont Street, 12th Floor

Las Vegas, Nevada 89101

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (702) 388-2224

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2007, the Board of Directors of The Majestic Star Casino, LLC (the “Company”) approved The Majestic Star Casino, LLC Management Incentive Plan (the “MIP”).

The new MIP establishes a target bonus for the Company’s executives based upon a predetermined percentage of each executive’s actual base compensation earned during the year. Each executive’s bonus will then be evaluated based upon the achievement of individual property or combined properties’ financial objectives and individual goal accomplishments. The weighting between the achievement of financial objectives and individual goal accomplishments varies based on the position the executive holds within the Company. The financial component of the MIP is based on each property’s or the combined properties’ actual to budgeted EBITDA (defined as earnings before interest, taxes, depreciation and amortization). If the property or combined properties attain 100% of their budgeted EBITDA objective, then 100% of the target bonus for the financial portion of the MIP would be paid to the executive. In order for property executives to receive any portion of their bonus, both financial objectives and individual goal accomplishments, their property would have to achieve at least 85% of budgeted EBITDA. Less than 85% would dictate no bonus to be paid under either the financial objectives portion or individual goal accomplishment portion. Corporate executives receive the financial portion of their bonus based on the combined properties’ EBITDA, which is reduced on a percentage basis and ultimately, when actual EBITDA is less than 85% of budgeted EBITDA, the financial portion of the bonus would not be paid. Unlike the property executives, corporate executives are still eligible to receive the individual goal accomplishment portion of the MIP even if the financial objective portion of the MIP is not met.

The Company's Chairman and Chief Executive Officer is not participating in the MIP.

A copy of the MIP is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the MIP is not complete and is qualified in its entirety by reference to the full text of the MIP.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Number	Description

	10.1	The Majestic Star Casino, LLC Management Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 7, 2007	THE MAJESTIC STAR CASINO, LLC
	By:	/s/ Jon S. Bennett
Jon S. Bennett Vice President and Chief Financial Officer
THE MAJESTIC STAR CASINO CAPITAL CORP.
	By:	/s/ Jon S. Bennett
Jon S. Bennett Vice President and Chief Financial Officer
MAJESTIC STAR CASINO CAPITAL CORP. II
	By:	/s/ Jon S. Bennett
Jon S. Bennett Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.1	The Majestic Star Casino, LLC Management Incentive Plan